UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments.

On November 23, 2009, The Mosaic Company (the “Company”) determined that it would not reopen, and approved the permanent closure of, its Green Bay, Florida concentrated phosphates plant and South Pierce, Florida, phosphoric acid plant, both of which had been indefinitely closed as part of a restructuring of the Company’s Phosphates segment at the end of May 2006. In addition, the Company determined that it would no longer use certain idled machinery and equipment. The Company currently estimates that it will incur non-cash charges in the fiscal 2010 second quarter ending November 30, 2009 associated with the permanent closures of the two plants and the idled machinery and equipment in an aggregate amount of approximately $50 million pretax.

Item 7.01. Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of a press release issued by the Company on November 30, 2009 regarding the permanent closure of the Green Bay and South Pierce plants and the idled machinery and equipment referred to in Item 2.06 of this report. In addition, the press release announced that the Company plans to eliminate the reporting of its Offshore business as a separate segment and will reflect the Offshore business as part of its Phosphates segment in its financial statements for the second quarter of fiscal 2009. The change in reported segments will have no effect on the Company’s net earnings, total assets or liabilities, or stockholders’ equity.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: November 30, 2009	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Mosaic Company on November 30, 2009